Fees Summary	Mar. 31, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	4,674.69
Total Transaction Valuation	33,850,024.11
Total Offset Amount	3,792.79
Net Fee	$ 881.90